POWER OF ATTORNEY
The undersigned hereby appoints each of Hannah E. Dunn, Philip D. Dreyfuss, David T. Kim, Thomas G. Roberts, Jr., John R. Warren, and Mark C. Wehrly his or her true and lawful attorney-in-fact and agent to execute and file with the Securities and Exchange Commission any Form 3, Form 4 or Form 5, any amendments thereto or any related documentation (together the “Filing Documentation”) which may be required to be filed in his or her individual capacity as a result of the undersigned’s position as managing member of Farallon Capital Management, L.L.C. and/or Farallon Partners, L.L.C., and granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing which he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. The authority of each of Hannah E. Dunn, Philip D. Dreyfuss, David T. Kim, Thomas G. Roberts, Jr., John R. Warren, and Mark C. Wehrly under this Power of Attorney shall continue with respect to the undersigned until the undersigned is no longer required to file the Filing Documentation unless revoked earlier in writing. The undersigned hereby revokes any and all prior Powers of Attorney executed by the undersigned in his or her capacity as a managing member of Farallon Capital Management, L.L.C. and/or Farallon Partners, L.L.C. with respect to the execution and filing of Filing Documentation.

Date: December 26, 2024 /s/ Rajiv A. Patel

POWER OF ATTORNEY
The undersigned hereby appoints each of Hannah E. Dunn, Philip D. Dreyfuss, David T. Kim, Thomas G. Roberts, Jr., John R. Warren, and Mark C. Wehrly his or her true and lawful attorney-in-fact and agent to execute and file with the Securities and Exchange Commission any Form 3, Form 4 or Form 5, any amendments thereto or any related documentation (together the “Filing Documentation”) which may be required to be filed in his or her individual capacity as a result of the undersigned’s position as managing member of Farallon Capital Management, L.L.C. and/or Farallon Partners, L.L.C., and granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing which he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. The authority of each of Hannah E. Dunn, Philip D. Dreyfuss, David T. Kim, Thomas G. Roberts, Jr., John R. Warren, and Mark C. Wehrly under this Power of Attorney shall continue with respect to the undersigned until the undersigned is no longer required to file the Filing Documentation unless revoked earlier in writing. The undersigned hereby revokes any and all prior Powers of Attorney executed by the undersigned in his or her capacity as a managing member of Farallon Capital Management, L.L.C. and/or Farallon Partners, L.L.C. with respect to the execution and filing of Filing Documentation.

Date: December 26, 2024 /s/ Thomas G. Roberts, Jr.

POWER OF ATTORNEY
The undersigned hereby appoints each of Hannah E. Dunn, Philip D. Dreyfuss, David T. Kim, Thomas G. Roberts, Jr., John R. Warren, and Mark C. Wehrly his or her true and lawful attorney-in-fact and agent to execute and file with the Securities and Exchange Commission any Form 3, Form 4 or Form 5, any amendments thereto or any related documentation (together the “Filing Documentation”) which may be required to be filed in his or her individual capacity as a result of the undersigned’s position as managing member of Farallon Capital Management, L.L.C. and/or Farallon Partners, L.L.C., and granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing which he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. The authority of each of Hannah E. Dunn, Philip D. Dreyfuss, David T. Kim, Thomas G. Roberts, Jr., John R. Warren, and Mark C. Wehrly under this Power of Attorney shall continue with respect to the undersigned until the undersigned is no longer required to file the Filing Documentation unless revoked earlier in writing. The undersigned hereby revokes any and all prior Powers of Attorney executed by the undersigned in his or her capacity as a managing member of Farallon Capital Management, L.L.C. and/or Farallon Partners, L.L.C. with respect to the execution and filing of Filing Documentation.

Date: December 26, 2024 /s/ Edric C. Saito

POWER OF ATTORNEY
The undersigned hereby appoints each of Hannah E. Dunn, Philip D. Dreyfuss, David T. Kim, Thomas G. Roberts, Jr., John R. Warren, and Mark C. Wehrly his or her true and lawful attorney-in-fact and agent to execute and file with the Securities and Exchange Commission any Form 3, Form 4 or Form 5, any amendments thereto or any related documentation (together the “Filing Documentation”) which may be required to be filed in his or her individual capacity as a result of the undersigned’s position as managing member of Farallon Capital Management, L.L.C. and/or Farallon Partners, L.L.C., and granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing which he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. The authority of each of Hannah E. Dunn, Philip D. Dreyfuss, David T. Kim, Thomas G. Roberts, Jr., John R. Warren, and Mark C. Wehrly under this Power of Attorney shall continue with respect to the undersigned until the undersigned is no longer required to file the Filing Documentation unless revoked earlier in writing. The undersigned hereby revokes any and all prior Powers of Attorney executed by the undersigned in his or her capacity as a managing member of Farallon Capital Management, L.L.C. and/or Farallon Partners, L.L.C. with respect to the execution and filing of Filing Documentation.

Date: December 26, 2024 /s/ William Seybold

POWER OF ATTORNEY
The undersigned hereby appoints each of Hannah E. Dunn, Philip D. Dreyfuss, David T. Kim, Thomas G. Roberts, Jr., John R. Warren, and Mark C. Wehrly his or her true and lawful attorney-in-fact and agent to execute and file with the Securities and Exchange Commission any Form 3, Form 4 or Form 5, any amendments thereto or any related documentation (together the “Filing Documentation”) which may be required to be filed in his or her individual capacity as a result of the undersigned’s position as managing member of Farallon Capital Management, L.L.C. and/or Farallon Partners, L.L.C., and granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing which he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. The authority of each of Hannah E. Dunn, Philip D. Dreyfuss, David T. Kim, Thomas G. Roberts, Jr., John R. Warren, and Mark C. Wehrly under this Power of Attorney shall continue with respect to the undersigned until the undersigned is no longer required to file the Filing Documentation unless revoked earlier in writing. The undersigned hereby revokes any and all prior Powers of Attorney executed by the undersigned in his or her capacity as a managing member of Farallon Capital Management, L.L.C. and/or Farallon Partners, L.L.C. with respect to the execution and filing of Filing Documentation.

Date: December 26, 2024 /s/ Daniel S. Short

POWER OF ATTORNEY
The undersigned hereby appoints each of Hannah E. Dunn, Philip D. Dreyfuss, David T. Kim, Thomas G. Roberts, Jr., John R. Warren, and Mark C. Wehrly his or her true and lawful attorney-in-fact and agent to execute and file with the Securities and Exchange Commission any Form 3, Form 4 or Form 5, any amendments thereto or any related documentation (together the “Filing Documentation”) which may be required to be filed in his or her individual capacity as a result of the undersigned’s position as managing member of Farallon Capital Management, L.L.C. and/or Farallon Partners, L.L.C., and granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing which he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. The authority of each of Hannah E. Dunn, Philip D. Dreyfuss, David T. Kim, Thomas G. Roberts, Jr., John R. Warren, and Mark C. Wehrly under this Power of Attorney shall continue with respect to the undersigned until the undersigned is no longer required to file the Filing Documentation unless revoked earlier in writing. The undersigned hereby revokes any and all prior Powers of Attorney executed by the undersigned in his or her capacity as a managing member of Farallon Capital Management, L.L.C. and/or Farallon Partners, L.L.C. with respect to the execution and filing of Filing Documentation.

Date: December 26, 2024 /s/ Andrew J.M. Spokes

POWER OF ATTORNEY
The undersigned hereby appoints each of Hannah E. Dunn, Philip D. Dreyfuss, David T. Kim, Thomas G. Roberts, Jr., John R. Warren, and Mark C. Wehrly his or her true and lawful attorney-in-fact and agent to execute and file with the Securities and Exchange Commission any Form 3, Form 4 or Form 5, any amendments thereto or any related documentation (together the “Filing Documentation”) which may be required to be filed in his or her individual capacity as a result of the undersigned’s position as managing member of Farallon Capital Management, L.L.C. and/or Farallon Partners, L.L.C., and granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing which he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. The authority of each of Hannah E. Dunn, Philip D. Dreyfuss, David T. Kim, Thomas G. Roberts, Jr., John R. Warren, and Mark C. Wehrly under this Power of Attorney shall continue with respect to the undersigned until the undersigned is no longer required to file the Filing Documentation unless revoked earlier in writing. The undersigned hereby revokes any and all prior Powers of Attorney executed by the undersigned in his or her capacity as a managing member of Farallon Capital Management, L.L.C. and/or Farallon Partners, L.L.C. with respect to the execution and filing of Filing Documentation.

Date: December 26, 2024 /s/ John R. Warren

POWER OF ATTORNEY
The undersigned hereby appoints each of Hannah E. Dunn, Philip D. Dreyfuss, David T. Kim, Thomas G. Roberts, Jr., John R. Warren, and Mark C. Wehrly his or her true and lawful attorney-in-fact and agent to execute and file with the Securities and Exchange Commission any Form 3, Form 4 or Form 5, any amendments thereto or any related documentation (together the “Filing Documentation”) which may be required to be filed in his or her individual capacity as a result of the undersigned’s position as managing member of Farallon Capital Management, L.L.C. and/or Farallon Partners, L.L.C., and granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing which he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. The authority of each of Hannah E. Dunn, Philip D. Dreyfuss, David T. Kim, Thomas G. Roberts, Jr., John R. Warren, and Mark C. Wehrly under this Power of Attorney shall continue with respect to the undersigned until the undersigned is no longer required to file the Filing Documentation unless revoked earlier in writing. The undersigned hereby revokes any and all prior Powers of Attorney executed by the undersigned in his or her capacity as a managing member of Farallon Capital Management, L.L.C. and/or Farallon Partners, L.L.C. with respect to the execution and filing of Filing Documentation.

Date: December 26, 2024 /s/ Mark C. Wehrly